ForeRetirement II Variable Annuity

Supplement Dated June 8, 2021 to your

Prospectus dated May 3, 2021

BlackRock Global Allocation V.I. Fund

On May 11, 2021, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the appointment of BlackRock (Singapore) Limited as sub-adviser for the above referenced Fund.

Effective May 27, 2021, the Adviser/Sub-Adviser in the Fund – Share Class column in Appendix B – Funds Available Under the Contract of your prospectus is deleted and replaced as follows for the BlackRock Global Allocation V.I. Fund – Class III:

Adviser/Sub-Adviser Prior to May 27, 2021	Adviser/Sub-Adviser as of May 27, 2021
Adviser: BlackRock Advisors, LLC	Adviser: BlackRock Advisors, LLC
Sub-Adviser: BlackRock (Singapore) Limited

This Supplement Should Be Retained For Future Reference.

FRII-060821-SA